UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	Discover Financial Services (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) on May 11, 2017.

(b)	At the Annual Meeting, the Company’s shareholders voted on four proposals, including the election of directors, and cast their votes as described below.

Proposal 1: Election of Directors. Shareholders elected each of the persons named below as a director for a term expiring at the Company’s next annual meeting of shareholders, or until his or her successor has been duly elected and qualified, as follows:

Nominees	Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
Jeffrey S. Aronin	304,424,386	1,811,459	488,755	33,213,700
Mary K. Bush	296,060,353	9,448,369	1,215,876	33,213,700
Gregory C. Case	304,157,110	2,071,198	496,290	33,213,700
Candace H. Duncan	305,249,578	996,533	478,409	33,213,700
Joseph F. Eazor	305,492,195	745,153	487,252	33,213,700
Cynthia A. Glassman	305,617,210	625,952	481,436	33,213,700
Richard H. Lenny	301,319,411	4,170,113	1,235,075	33,213,700
Thomas G. Maheras	305,437,180	792,916	494,504	33,213,700
Michael H. Moskow	304,230,773	2,003,027	490,800	33,213,700
David W. Nelms	293,870,151	11,581,943	1,272,506	33,213,700
Mark A. Thierer	304,649,316	1,573,974	501,308	33,213,700
Lawrence A. Weinbach	300,511,741	5,717,203	495,656	33,213,700

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation. The Company’s shareholders cast their votes for this advisory proposal, as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
293,264,510	12,495,223	965,125	33,213,700

Proposal 3: Advisory Vote on the Frequency of an Advisory Vote on Named Executive Officer Compensation. The Company’s shareholders cast their votes for this advisory proposal, as follows:

1 Year	2 Years	3 Years	Votes ABSTAIN	Broker Non-Votes
272,596,935	777,159	32,722,534	627,863	33,213,700

Proposal 4: Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm. The Company’s shareholders cast their votes for this proposal, as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
335,060,402	4,214,076	664,081	0

(d)	In accordance with the Board of Directors’ recommendation, and in light of the results of the vote reported under Item 5.07(b) herein, the Company’s Board of Directors has decided that it will include an advisory shareholder vote on named executive officer compensation listed in the Proxy Statement for its Annual Meeting of Shareholders every year until the next required vote on the frequency of shareholder votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: May 16, 2017	By:	/s/ Jennifer K. Schott
Jennifer K. Schott
Vice President, Assistant General Counsel and Assistant Secretary